Exhibit 99.1

Demandware Announces Third Quarter 2014 Financial Results

Greater than 50% Subscription Revenue Growth

More than 1,000 Live Sites Powered by Demandware Commerce Cloud

Global Operations Expanded into Japan

BURLINGTON, Mass.--(BUSINESS WIRE)--November 4, 2014--Demandware®, Inc. (NYSE: DWRE), the industry-leading provider of enterprise cloud commerce solutions, today announced strong financial results for its third quarter ended September 30, 2014.

Third Quarter Highlights

  Subscription revenue for the third quarter was $34.3 million, a 52% year over year increase from $22.6 million in the third quarter of 2013
  Total revenue for the third quarter was $38.2 million, a 56% year over year increase from $24.5 million in the third quarter of 2013
  243 live customers at September 30, 2014, an increase of 32% from 184 at September 30, 2013
  1,027 live sites at September 30, 2014, an increase of 39% from 741 at September 30, 2013
  Established joint venture with SunBridge Corporation in Japan

Subscription revenue in the third quarter was $34.3 million, a 52% increase over $22.6 million in the third quarter of 2013. Total revenue for the third quarter was $38.2 million, a 56% increase from $24.5 million in the third quarter of 2013. During the quarter, Demandware recognized non-recurring subscription revenue of $188,000 and non-recurring total revenue of $1.2 million related to the settlement of outstanding litigation. Excluding the non-recurring revenue recognized during the quarter, subscription revenue grew 51% and total revenue grew 51% in the third quarter.

“Excellence in execution characterized our performance in the third quarter,” stated Tom Ebling, Chief Executive Officer, Demandware. “A record number of sites launched on our cloud platform as our clients began preparing for the busy holiday shopping season. We now power more than 1,000 sites for some of the largest, most recognizable retail brands in the world. We also continued to gain momentum in enterprise class retailers and signed two new clients with seven digit commitments this quarter. Given our execution in the third quarter and our strong pipeline, I continue to be enthusiastic about Demandware’s growth opportunities as we expand into new geographic markets, extend our platform into the store and further penetrate large enterprise retail brands.”

  Demandware signed new contracts with companies around the globe including Adrianna Papell, The Cambridge Satchel Company, John Hardy, Kenneth Cole, Norbreeze, and Simon & Schuster.
  Leading retail brands such as A’GACI, A. Share & Sons, Canada Goose, Floor & Décor, Donna Karan, GoPro and Marlies Dekkers were among the companies that launched initial sites on the Demandware Commerce Cloud during the third quarter.
  Existing clients like Carters, Happychic, Jarden Consumer Solutions, L’Oreal, Labelux (Bally), Stokke, WE Fashion, and Wolverine Worldwide expanded their operations using Demandware Commerce in the third quarter.

“We achieved another quarter of greater than 50 percent subscription revenue growth, which was the result of clients expanding their digital commerce businesses on our cloud platform,” stated Tim Adams, Demandware Chief Financial Officer. “The agility of Demandware Commerce empowers clients to manage the increasing complexity created by omni-channel operations. Our strategic investments in growth and innovation will enable us to not only capture market share, but also to delight our clients who leverage Demandware Commerce to expand their businesses, which is a driver of our revenue growth.”

During the quarter, Demandware signed a definitive agreement with SunBridge Corporation to establish a joint venture, Demandware K.K., in Japan. The new joint venture will enable Demandware to reach a growing number of retail brands who are looking to deliver seamless shopping experiences across geographies and channels, including store, web, mobile and social.

Our GAAP net loss for the third quarter of 2014 was $6.9 million, or $(0.20) per share, as compared to a net loss of $6.3 million, or $(0.20) per share, for the third quarter of 2013. Non-GAAP net income for the third quarter of 2014 was $0.4 million or $0.01 per basic and diluted share, as compared to non-GAAP net loss of $2.8 million, or $(0.09) per share, for the third quarter of 2013.(1)

At September 30, 2014, we had $259.1 million in cash, cash equivalents and short term investments on the balance sheet, as compared to $279.6 million at December 31, 2013.

(1) Non-GAAP net income (loss) and non-GAAP net income (loss) per share excludes expenses related to stock-based compensation and compensation expense related to contingent retention bonuses for the January 2014 acquisition of Mainstreet Commerce.

Quarterly Conference Call

To access the call which will take place today at 8:30 a.m. ET, please dial (800) 295-4740 in the U.S. or +1 (617) 614-3925 internationally. The Passcode for the call is: 86304426. A live webcast of the call will also be available on the investor relations section of the company’s website. An audio replay will be available for one week following the conclusion of the call through November 11, 2014. The replay number is (888) 286-8010 in the U.S. or +1 (617) 801-6888 internationally. The Passcode for the replay is: 45474237. The replay will also be available as a webcast on Demandware’s Investor Relations website.

About Demandware

Demandware, the category defining leader of enterprise cloud commerce solutions, empowers the world’s leading retailers to continuously innovate in our complex, consumer-driven world. Demandware’s open cloud platform provides unique benefits including seamless innovation, the LINK ecosystem of integrated best-of-breed partners, and community insight to optimize customer experiences. These advantages enable Demandware customers to lead their markets and grow faster. For more information, visit www.demandware.com, call +1-888-553-9216 or email info@demandware.com.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Demandware's future financial performance, market growth, the demand for Demandware's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Demandware's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Demandware's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Demandware disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solution; the seasonality of our business; our ability to manage our growth; the variance of our business from quarter to quarter; the continued growth of the market for on-demand software; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Demandware’s reports filed with the SEC.

Non-GAAP Financial Measures

Demandware has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Demandware uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Demandware’s ongoing operational performance. Demandware believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Demandware's industry, many of which present similar non-GAAP financial measures to investors to help investors better understand the ongoing operating performance of the business. Non- GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share exclude expenses related to stock-based compensation and compensation expense related to contingent retention bonuses for the January 2014 acquisition of Mainstreet Commerce. Stock-based compensation is often difficult to predict and often excluded by other companies to help investors understand the operational performance of their business. Non-GAAP financial measures that the Company uses may differ from measures that other companies may use. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Demandware, Inc.
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	September 30, 2014	December 31, 2013
ASSETS

Current assets:
Cash and cash equivalents	$160,249	$242,425
Short-term investments	98,818	37,133
Accounts receivable, net of allowance of doubtful accounts	26,948	28,402
Prepaid expenses and other current assets	9,163	4,315
Total current assets	295,178	312,275

Property and equipment, net	13,958	9,790
Purchased intangible assets, net	2,103	-
Goodwill	8,966	-
Other assets	3,512	1,866
Total assets	$323,717	$323,931

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of notes payable	$-	$2,727
Accounts payable	1,687	3,174
Accrued expenses	16,919	17,362
Deferred revenue	22,212	19,609
Deferred rent	218	184
Total current liabilities	41,036	43,056

Long-term liabilities:
Deferred revenue	21,148	18,862
Notes payable	-	1,524
Deferred rent	1,021	884
Total liabilities	63,205	64,326

Stockholders' equity:
Common stock	350	343
Additional paid-in capital	382,703	356,766
Accumulated other comprehensive (loss) gain	(176)	64
Accumulated deficit	(122,365)	(97,568)
Total stockholders’ equity	260,512	259,605
Total liabilities and stockholders' equity	$323,717	$323,931

Demandware, Inc.
Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue:
Subscription	$34,281	$22,563	$96,691	$62,274
Services	3,946	1,916	9,799	5,926
Total revenue	38,227	24,479	106,490	68,200

Cost of revenue:
Subscription	6,907	4,325	18,607	12,369
Services	3,878	2,726	11,091	7,706
Total cost of revenue	10,785	7,051	29,698	20,075

Gross profit	27,442	17,428	76,792	48,125

Operating expenses:
Sales and marketing	15,668	12,918	49,772	38,474
Research and development	8,795	5,439	23,806	15,556
General and administrative	8,630	5,840	26,386	16,594
Total operating expenses	33,093	24,197	99,964	70,624

Loss from operations	(5,651)	(6,769)	(23,172)	(22,499)

Other (expense) income:
Interest income	80	49	221	166
Interest expense	(41)	(55)	(124)	(202)
Other (expense) income	(1,042)	628	(1,031)	325

Other (expense) income, net	(1,003)	622	(934)	289
Loss before income taxes	(6,654)	(6,147)	(24,106)	(22,210)
Income tax expense	199	110	691	474

Net loss	$(6,853)	$(6,257)	$(24,797)	$(22,684)

Net loss per share, basic and diluted	$(0.20)	$(0.20)	$(0.71)	$(0.75)

Weighted average common shares outstanding, basic and diluted	34,958	30,710	34,695	30,314

Demandware, Inc.
Stock Based Compensation Expense
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Cost of subscription revenue	$177	$84	$477	$294
Cost of services revenue	532	274	1,441	889
Sales and marketing	1,868	1,055	5,335	3,130
Research and development	1,825	815	5,156	2,550
General and administration	1,968	1,261	6,962	3,970
	$6,370	$3,489	$19,371	$10,833

Demandware, Inc.
Compensation Expense Related to Contingent Retention Bonuses
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Sales and marketing	$441	$-	$1,203	$-
Research and development	441	-	1,203	-

	$882	$-	$2,406	$-

Demandware, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,853)	$(6,257)	$(24,797)	$(22,684)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,572	1,098	4,515	3,293
Bad debt expense	100	380	369	433
Stock-based compensation	6,370	3,489	19,371	10,833
Consulting expense settled with a restricted stock unit award	196	-	273	-
Deferred rent expense	140	-	172	(9)
Amortization of premium on marketable securities	237	152	593	451
Other non-cash reconciling items	186	5	197	16
Changes in operating assets and liabilities:
Accounts receivable	(2,206)	(245)	1,596	(1,272)
Prepaid expenses and other current assets	423	(81)	(4,861)	(544)
Other long term assets	356	(245)	(1,849)	(286)
Accounts payable	(1,202)	(648)	(917)	(1,437)
Accrued expenses	2,196	4,594	(277)	9,008
Deferred revenue	1,841	208	4,721	10,867
Net cash provided by (used in) operating activities	3,356	2,450	(894)	8,669

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(294)	(365)	(8,568)	(4,335)
Purchase of marketable securities	(29,238)	(17,045)	(111,513)	(47,694)
Acquisition, net of cash acquired	-	-	(12,136)	-
Sale and maturity of marketable securities	18,281	11,214	49,231	49,823
Increase in restricted cash and other assets	(10)	(13)	(19)	(167)
Net cash used in investing activities	(11,261)	(6,209)	(83,005)	(2,373)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares purchased under Employee Stock Purchase Plan	-	-	643	-
Proceeds from exercise of stock options	942	3,565	5,658	5,126
Proceeds from issuance of notes payable	-	-	-	1,997
Payments of equipment notes	(2,124)	(714)	(3,345)	(2,146)
Payments of software financing agreement	-	(239)	(766)	(706)
Net cash (used in) provided by financing activities	(1,182)	2,612	2,190	4,271

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(463)	204	(467)	123

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(9,550)	(943)	(82,176)	10,690
CASH AND CASH EQUIVALENTS — Beginning of period	169,799	70,510	242,425	58,877
CASH AND CASH EQUIVALENTS — End of period	$160,249	$69,567	$160,249	$69,567

Demandware, Inc.
Calculation of Non-GAAP Operating Income (Loss), Non-GAAP Net Income (Loss), and Non-GAAP Net Income (Loss) Per Share
(unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Non-GAAP Operating Income (Loss):
GAAP operating loss	$(5,651)	$(6,769)	$(23,172)	$(22,499)
Add back:
Stock-based compensation	6,370	3,489	19,371	10,833
Compensation expense related to contingent retention bonuses	882	-	2,406	-
Total non-GAAP operating income (loss)	1,601	(3,280)	(1,395)	(11,666)

Non-GAAP Net Income (Loss):
GAAP net loss	$(6,853)	$(6,257)	$(24,797)	$(22,684)
Add back:
Stock-based compensation	6,370	3,489	19,371	10,833
Compensation expense related to contingent retention bonuses	882	-	2,406	-

Total non-GAAP net income (loss)	399	(2,768)	(3,020)	(11,851)

Non-GAAP Net Income (Loss) Per Share:
GAAP net loss	$(6,853)	$(6,257)	$(24,797)	$(22,684)
Weighted average common shares outstanding, basic	34,958	30,710	34,695	30,314
Weighted average common shares outstanding, diluted	37,173	30,710	34,695	30,314

GAAP net loss per share, basic and diluted	$(0.20)	$(0.20)	$(0.71)	$(0.75)
Add back:
Stock-based compensation	0.18	0.11	0.55	0.36
Compensation expense related to contingent retention bonuses	0.03	-	0.07	-
Non-GAAP net income (loss) per share, basic and diluted:	$0.01	$(0.09)	$(0.09)	$(0.39)

CONTACT:
Investor Relations Contact:
Erica Smith
Vice President, Investor Relations, Demandware
Office: 781-425-1222
Email: esmith@demandware.com